UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2005

Respironics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-16723	25-1304989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1010 Murry Ridge Lane, Murrysville, Pennsylvania		15668-8525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-387-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a press release issued by Respironics, Inc. (the "Company") dated April 5, 2005, William J. Post resigned from his position as President of the Company's Homecare Division.

In accordance with the terms of his employment agreement dated October 8, 2001 (amended October 21, 2002), Mr. Post entered into a Separation Agreement and Complete Release (the "Agreement") with the Company, dated August 2, 2005. Mr. Post will receive payments totaling approximately $665,000 pursuant to the Agreement through October 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Respironics, Inc.

August 2, 2005	By:	/s/ Daniel J. Bevevino

Name: Daniel J. Bevevino
Title: Vice President, and Chief financial and Principal Accounting Officer